EXHIBIT 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Transition Report of Flexsteel Industries, Inc. Salaried Employees Retirement and 401(k) Plan (the Issuer) on Form 11-K for the six-month period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), we, K. Bruce Lauritsen, Chief Executive Officer, and Ronald J. Klosterman, Chief Financial Officer, of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Issuer.


Date: June 25, 2003

                                                  By:  /S/ K. Bruce Lauritsen
                                                       -------------------------
                                                       Chief Executive Officer

                                                  By:  /S/ R. J. Klosterman
                                                       -------------------------
                                                       Chief Financial Officer




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